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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


Michael V. Shustek, as Chief Executive Officer and Director of Vestin Group, Inc., (the "Registrant"), and John W. Alderfer, as Chief Financial Officer of Vestin Group, Inc., hereby certify, pursuant to 18 U.S.C.ss.1350, that

      (1) the Registrant's Transition Report on Form 10-KSB/A-1 for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: June 2, 2003                    /s/ Michael V. Shustek
                                       -----------------------------------------
                                       Michael V. Shustek
                                       Chief Executive Officer and Director

Dated: June 2, 2003                    /s/ John W. Alderfer
                                       -----------------------------------------
                                       John W. Alderfer
                                       Chief Financial Officer